UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2013

MINDSPEED TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31650	01-0616769
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 MacArthur Boulevard, East Tower

Newport Beach, California 92660-3095

(Address of Principal Executive Offices) (Zip Code)

(949) 579-3000

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2013 Equity Incentive Plan

On December 22, 2012, Mindspeed Technologies, Inc. (the “Company”) adopted the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan (the “2013 Plan”), subject to stockholder approval at the annual meeting of stockholders to be held on February 12, 2013. In connection with the adoption and implementation of the 2013 Plan, the Company is terminating the Mindspeed Technologies, Inc. 2003 Long-Term Incentives Plan (the “2003 Plan”), the Mindspeed Technologies, Inc. Directors Stock Plan (the “Directors Plan”) and the Mindspeed Technologies, Inc. Inducement Incentive Plan (the “Inducement Plan”). Subject to stockholder approval of the 2013 Plan, no further grants will be made under the 2003 Plan, the Directors Plan or the Inducement Plan on or after February 12, 2013.

The 2013 Plan provides for the grant of stock options, stock appreciation rights, restricted stock, stock bonuses, restricted stock units, performance units, performance shares and other stock or cash awards (collectively referred to as “Awards”) as the 2013 Plan Administrator (as defined below) may determine. Awards may be granted to non-employee directors of the Company and employees and consultants of the Company or any parent or subsidiary of the Company.

Subject to the adjustment provisions in the 2013 Plan, the maximum aggregate number of shares of Company common stock that may be awarded and sold under the 2013 Plan is 4,600,000 shares, plus any shares subject to stock options, restricted stock units or similar awards granted under the 2003 Plan or the Directors Plan that expire or otherwise terminate without being exercised in full or that are forfeited to or repurchased by the Company with the maximum number of shares to be added from the 2003 Plan and the Directors Plan being equal to 4,237,593 shares. If the Company declares a dividend or other distribution or engages in a reorganization or other change in its corporate structure, including a merger, the 2013 Plan Administrator will adjust the number and class of shares that may be delivered under the 2013 Plan and/or the number, class and price of shares covered by each outstanding Award, and the numerical share limits set forth in the 2013 Plan.

The Company’s Board of Directors (the “Board”), the Compensation and Management Development Committee of the Board (the “Committee”) or any other committee appointed by the Board or the Committee, referred to as the “2013 Plan Administrator,” will administer the 2013 Plan. Subject to the terms of the 2013 Plan, the 2013 Plan Administrator has the sole discretion to select the employees, consultants, and directors who will receive Awards, to determine the terms and conditions of Awards, and to interpret the provisions of the 2013 Plan and outstanding Awards. Notwithstanding the foregoing, the terms of outstanding Awards may not be amended to reduce the exercise price of outstanding options or stock appreciation rights or outstanding options or stock appreciation rights may not be cancelled in exchange for cash, other Awards or options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights, in all cases without stockholder approval.

Under the 2013 Plan, Awards generally may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution, by gift to members of the participant’s immediate family in exchange for no value or to a trust established for the benefit of one or more members of the participant’s immediate family in exchange for no value.

The exercise price of all stock options and stock appreciation rights granted under the 2013 Plan may not be less than the fair market value of a share of the Company’s common stock on the date of grant. The maximum term of stock options or stock appreciation rights granted to any participant must not exceed ten years from the date of grant. The 2013 Plan Administrator will determine the terms and conditions of all other Awards granted under the 2013 Plan.

Except as noted below, in the event a participant in the 2013 Plan terminates his or her service to the Company as a result of his or her disability or otherwise, any options which have become exercisable prior to the time of termination will remain exercisable for three months from the date of termination, unless a shorter or longer period of time is determined by the 2013 Plan Administrator. If termination was caused by death and unless otherwise determined by the 2013 Plan Administrator, any unvested options will vest and options will remain exercisable for three years from the date of termination. If a participant’s service to the Company is terminated for cause, then his or her option will immediately terminate and be cancelled. In no event may a participant exercise the option after the expiration date of the option.

In the event of a merger or the Company’s Change of Control (as defined in the 2013 Plan), each outstanding Award will be treated as determined by the 2013 Plan Administrator, including the Awards being assumed or substituted by the Company’s successor corporation. The 2013 Plan Administrator will not be required to treat all outstanding Awards the same in the transaction. In the event the successor corporation does not assume or substitute for Awards granted under the 2013 Plan, all options and stock appreciation rights will fully vest and become exercisable, all restrictions on restricted stock will lapse, and, with respect to restricted stock units, performance shares and performance units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an option or stock appreciation right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the 2013 Plan Administrator will notify the participant in writing or electronically that the option or stock appreciation right will be fully vested and exercisable for a period of time determined by the 2013 Plan Administrator, in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period.

The 2013 Plan Administrator has the authority to amend, alter, suspend or terminate the 2013 Plan, except that stockholder approval will be required for any amendment to the 2013 Plan to the extent necessary and desirable to comply with applicable laws or the rules of any stock exchange on which the Company’s common stock may be listed. No amendment, alteration, suspension or termination of the 2013 Plan will impair the rights of any participant, unless mutually agreed otherwise between the participant and the 2013 Plan Administrator, which agreement must be in writing and signed by the participant and the Company. The 2013 Plan will terminate in 2022, unless the 2013 Plan Administrator terminates it earlier.

The description of the 2013 Plan set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the 2013 Plan attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Forms of Equity Award Agreements Under the 2013 Plan

On February 12, 2013, the Board approved a form of stock option and forms of restricted stock and restricted stock unit award agreements for use under the 2013 Plan.

Form of Stock Option Award Agreement

The form of Stock Option Award Agreement provides for the grant of a right to purchase a number of shares of Company common stock. Shares subject to a stock option vest as determined by the 2013 Plan Administrator and generally require the participant to continue as a service provider to the Company through the relevant vesting date. Stock options generally expire no later than ten years after the grant date but may have shorter expiration periods if set forth in an individual option award agreement. Options that have not vested upon the participant’s termination of service with the Company generally will be forfeited at no cost to the Company.

To exercise the option, the participant must pay a purchase price per share which may be no less than the fair market value of Company common stock on the date of grant, payable either by cash, check, a cashless exercise or a surrender of other shares. A stock option recipient generally will not have any of the rights of a Company stockholder until shares of Company common stock are issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to participant.

The description of the form of Stock Option Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Stock Option Award Agreement attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated herein by reference.

Forms of Restricted Stock Award Agreement

The forms of Restricted Stock Award Agreement provide for the grant of a number of shares of common stock subject to a Company forfeiture right. Shares of restricted stock will be delivered to and held by the Company or any entity designated by the Company or shall be held in book-entry form and the forfeiture restriction will not lapse until vesting. Shares of restricted stock vest as determined by the 2013 Plan Administrator and generally require the participant to continue as a service provider to the Company through the relevant vesting date. Shares that have not vested upon the participant’s termination of service with the Company for any or no reason will be forfeited and automatically transferred to and reacquired by the Company, provided that if the participant ceases his or her service to the Company due to his or her death or disability, the restricted stock generally will fully vest.

A restricted stock award recipient generally will have the rights of a Company stockholder, including voting rights and the right to receive any cash dividends, with respect to the shares before they are released from the forfeiture restriction. However, in the event of any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares, any new or additional or different shares or cash or securities issued to the participant in connection with the participant’s restricted stock will be subject to all of the conditions and restrictions applicable to the unvested restricted stock.

The description of the forms of Restricted Stock Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Award Agreement attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated herein by reference, and the form of Restricted Stock Award Agreement for Non-U.S. Service Providers attached to this Current Report on Form 8-K as Exhibit 10.4 and incorporated herein by reference.

Forms of Restricted Stock Unit Award Agreement

The forms of Restricted Stock Unit Award Agreement provide for the grant of a number of restricted stock units, which will be paid out in shares of Company common stock once the applicable vesting criteria have been met. Shares of restricted stock units vest as determined by the 2013 Plan Administrator and generally require the participant to continue as a service provider to the Company through the relevant vesting date. Restricted stock units that have not vested upon the participant’s termination of service with the Company for any or no reason and participant’s right to acquire any shares thereunder will terminate, provided that if the participant ceases his or her service to the Company due to his or her death or disability, the restricted stock units generally will fully vest.

A restricted stock unit recipient generally will not have any of the rights or privileges of a Company stockholder until shares of Company common stock are issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to participant.

The description of the forms of Restricted Stock Unit Award Agreement set forth herein does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Restricted Stock Unit Award Agreement attached to this Current Report on Form 8-K as Exhibit 10.5 and incorporated herein by reference, and the form of Restricted Stock Unit Award Agreement for Non-U.S. Service Providers attached to this Current Report on Form 8-K as Exhibit 10.6 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.2	Form of Stock Option Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.3	Form of Restricted Stock Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.4	Form of Restricted Stock Award Agreement for Non-U.S. Service Providers under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.5	Form of Restricted Stock Unit Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.6	Form of Restricted Stock Unit Award Agreement for Non-U.S. Service Providers under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINDSPEED TECHNOLOGIES, INC.

Date: February 12, 2013	By:	/s/ Stephen N. Ananias
Stephen N. Ananias
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.2	Form of Stock Option Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.3	Form of Restricted Stock Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.4	Form of Restricted Stock Award Agreement for Non-U.S. Service Providers under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.5	Form of Restricted Stock Unit Award Agreement under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.

10.6	Form of Restricted Stock Unit Award Agreement for Non-U.S. Service Providers under the Mindspeed Technologies, Inc. 2013 Equity Incentive Plan.